Subsequent Events	12 Months Ended
Feb. 28, 2019
Subsequent Events [Abstract]
Subsequent Events
18.	SUBSEQUENT EVENTS

On April 15, 2019, the Group announced that its Board of Directors authorized a share repurchase program under which the Group can purchase up to US$15 million worth of American depositary shares representing ordinary shares over the next 12 months ("2019 Repurchase Program"). Pursuant to the program, share purchases will be made by the Group from time to time through the open market and in privately negotiated transactions at prevailing market prices, depending on the market conditions and other considerations. The 2019 Repurchase Program will be funded with available working capital, existing cash balances or future cash provided by operating activities.